Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report on Form 20-F of Perusahaan Perseroan (Persero) P.T. Telekomunikasi Indonesia Tbk. (the “Company”) for the yearly period ended December 31, 2005 as amended by this Amendment No. 1 to such annual report on Form 20-F/ A (the “Report”), I, Arwin Rasyid, President Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arwin Rasyid

Name: Arwin Rasyid
Title: President Director
Date: June 29, 2006